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                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 15, 2005
                                                          ---------------


                              DELTA AIR LINES, INC.
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             (Exact name of registrant as specified in its charter)



          Delaware                  001-05424                  58-0218548
------------------------------ ---------------------- --------------------------
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

                   P.O. Box 20706, Atlanta, Georgia 30320-6001
                   -------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (404) 715-2600
                                                            --------------


                  Registrant's Web site address: www.delta.com
                                                 -------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01 OTHER EVENTS.

On August 15, 2005, Delta issued a press release announcing that it has entered into a definitive agreement to sell its wholly owned subsidiary Atlantic Southeast Airlines, Inc. to SkyWest, Inc. The press release is attached hereto as Exhibit 99.1

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         Exhibit 99.1 Press Release dated August 15, 2005, titled "Delta Air Lines Reaches Definitive Agreement to Sell Atlantic Southeast Airlines to SkyWest"




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                                   SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               DELTA AIR LINES, INC.


                               By: /s/ Edward H. Bastian
                                   --------------------------------------------
                                   Edward H. Bastian
                                   Executive Vice President and Chief Financial
Date: August 15, 2005              Officer




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                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

     99.1         Press Release dated August 15, 2005, titled "Delta Air Lines
                  Reaches Definitive Agreement to Sell Atlantic Southeast
                  Airlines to SkyWest"